UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 16, 2007

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

60 Centurian Drive, Suite 112,
Markham, Ontario	L3R 9R2
Address of principal offices	Zip Code

Registrant’s telephone number including area code:   905-479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers: Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 16, 2007 Donald Bennett Jr. was terminated from his position of Sr. VP Manufacturing of Alpha Pro Tech, Inc. and has left the company.

For health reasons he has resigned from the Board of Directors effective April 16, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date April 19, 2007	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer and Senior Vice President